================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 21, 2002
                                                          --------------



                                 AGTSPORTS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Colorado                      0-21914                   84-1022287
------------------------     ------------------------   ------------------------
(State of incorporation)     (Commission File Number)   (IRS Employer ID number)




               7255 E. Quincy Avenue, Suite 550, Denver, CO 80237
               --------------------------------------------------
               (Address of principal executive office) (Zip code)


                                 (303) 758-5570
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



================================================================================

                                    FORM 8-K
                                    --------
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Item 1.    Changes in Control of Registrant.
           --------------------------------
           Not Applicable


Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------
           Not Applicable


Item 3.    Bankruptcy or Receivership.
           --------------------------
           Not Applicable


Item 4.    Changes in Registrant's Certifying Accountant.
           ---------------------------------------------
           Not Applicable


Item 5.    Other Events.
           ------------

           (a) Termination of Letter of Intent and proposed acquisition of Plenum Wireless, Inc.. Pursuant to the Company's Form 8-Ks dated February 8, 2002 and March 8, 2002, the Company advised of its entry into a binding letter of intent to acquire Plenum Wireless, Inc. ("Plenum"), a private, development stage wireless mobile computing and communications products business based in Georgetown, Texas, and the progress towards completion of this acquisition.

                      On March 21, 2002, the Company received written notice
                from Plenum of its decision to immediately terminate and not proceed further with the acquisition in accordance with the February 8, 2002 binding letter of intent. The agreement required the parties to complete the acquisition on or before March 29, 2002, subject to terms and conditions to be negotiated in connection with a proposed Share Exchange Agreement between the parties. The termination by Plenum of the subject transaction was neither anticipated nor expected by management of the Company. The Company is currently evaluating and assessing what recourse and/or remedies, if any, may be available to it and for protection of the interests of its shareholders under the existing facts and circumstances. Furthermore, the Company is unable to currently assess what impact, if any, the termination of this acquisition will have on its business and financial affairs. However, in light of the termination of the Plenum acquisition, the Company does not currently intend to call any special meeting of its shareholders during the 2nd quarter of 2002.

                      The Board of Directors has authorized management to
                continue to pursue efforts to identify and acquire new business opportunities for the Company.

           (b) Forward-Looking Statement. This Form 8-K includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Among the matters discussed in this Report which are forward-looking statements include statements relating to the Company's assessment of remedies which may be available in light of Plenum's notice terminating the pending acquisition and the impact of this termination on the Company and its business and financial affairs, which are subject to various risks, uncertainties and other factors that could cause actual results to vary materially from the results anticipated in such forward looking statements. Such risks and uncertainties include, but are not limited to, the inability to predict the success of potential remedies, if any, which might be available to the Company and other risks detailed from time to time in our filings with the Securities and Exchange.



                                   SIGNATURES
                                   ----------

           Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 25th day of March, 2002.


                                                    By:  /s/ Cory J. Coppage
                                                         -----------------------
                                                         Cory J. Coppage
                                                         President and Secretary

Dated: March 25, 2002